UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   March 26, 2007

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue

Chicago, Illinois  60601

(Address of principal executive offices)

(Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act.

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.                                          Regulation FD Disclosure.

On March 26, 2007, Smurfit-Stone Container Corporation (the “Company”) issued a press release announcing the interim results of a cash tender offer and consent solicitation (the “Offer”) by Smurfit-Stone Container Enterprises, Inc. (“SSCE”), its wholly owned subsidiary, for all of its approximately $648 million aggregate principal amount of outstanding 9¾% Senior Notes due 2011 (the “9¾% Notes”).  The press release is attached to this Current Report as Exhibit 99.1 and contains additional information with respect to the Offer.

The Company also issued a press release on March 26, 2007, to announce that SSCE completed the issuance of $675 million of 8.00% Senior Notes due 2017 (the “New Notes”).  This press release is attached to this Current Report as Exhibit 99.2 and contains additional information with respect to the New Notes.

On March 27, 2007, the Company will make a presentation to investors to discuss generally the Company’s strategy, operations, financial matters and business outlook.  Attached hereto as Exhibit 99.3 and incorporated herein by reference are presentation materials which will be simulcast from the Company’s website at www.smurfit-stone.com.  The information contained in the website is not part of this report.

The information set forth in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, may contain forward-looking statements that are based on management’s expectations and beliefs concerning future events impacting the Company.  Certain matters contained herein are based upon information available to management as of the date hereof.  These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict.  As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement.  Factors that may cause such a difference include, but are not limited to, risks and uncertainties described in “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as updated from time to time in the Company’s Securities and Exchange Commission filings. The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01.                                          Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Smurfit-Stone Container Corporation, dated March 26, 2007, relating to the Offer.

99.2	Press Release of Smurfit-Stone Container Corporation, dated March 26, 2007, relating to the New Notes.

99.3	Slide Presentation of Smurfit-Stone Container Corporation dated March 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 27, 2007

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary, and General Counsel